Equity Accounted Investees, Other Investments and Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 36	$ 32
Advances to suppliers of fixed assets	47	32
Employee prepaid compensation	6	7
Refundable taxes		10
Warranty deposits	$ 29	$ 33